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                          EXHIBIT 3(a)

                  CERTIFICATE OF INCORPORATION
                               OF
                     INTERGRAPH CORPORATION


             (Incorporated by reference to exhibits
            filed with Intergraph's Quarterly Report
                  on Form 10-Q for the quarter
                      ended June 30, 1984,
                        File No. 0-9722)

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